SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                              FUELCELL ENERGY, INC.
                              ---------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:_______
          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:__________
          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total Fee paid:_______________________________________________________
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
     (1)  Amount Previously Paid:_______________________________________________
     (2)  Form, Schedule or Registration Statement No.__________________________
     (3)  Filing Party:_________________________________________________________
     (4)  Date Filed:___________________________________________________________

                              FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                         DANBURY, CONNECTICUT 06813-1305







                                                October 6, 2000



Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of FuelCell Energy, Inc., which will be held on Tuesday, November 21, 2000 at 11:00 A.M., at the company's offices at 3 Great Pasture Road, Danbury, Connecticut. The formal Notice of Special Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

     The only matter scheduled to be considered at the meeting is a proposal to amend the company's Certificate of Incorporation to increase the number of authorized shares of common stock.

     The Board of Directors recommends the approval of the proposal being presented at the Special Meeting of Shareholders as being in the best interest of FuelCell. We urge you to read the Proxy Statement and give the proposal your careful attention before completing the enclosed proxy card.

     Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience. You may also vote your shares by touch-tone telephone by using the toll-free telephone number on your proxy card.

                                       Sincerely yours,




                                       Jerry Leitman
                                       PRESIDENT

                              FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                         DANBURY, CONNECTICUT 06813-1305

                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 21, 2000

                               ------------------


                                                October 6, 2000

To the Shareholders of
  FuelCell Energy, Inc.:

     A Special Meeting of Shareholders of FuelCell Energy, Inc., a Delaware corporation ("FuelCell"), is being called by the Board of Directors of the company and will be held at the company's offices at 3 Great Pasture Road, Danbury, Connecticut, on November 21, 2000 at 11:00 A.M., prevailing local time, for the following purposes:

     1. To consider and act upon a proposal to amend the Certificate of Incorporation of FuelCell to increase the number of authorized shares of common stock from 20,000,000 shares to 150,000,000 shares.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 6, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                                       By Order of the Board of Directors,




                                                Joseph G. Mahler
                                                   SECRETARY

     ----------------------------------------------------------------------

                                    IMPORTANT
          Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience or vote your shares by touchtone telephone, whether or not you plan to attend the meeting. Your prompt response will assure a quorum and reduce solicitation expense.

     ----------------------------------------------------------------------

                              FUELCELL ENERGY, INC.
                              3 GREAT PASTURE ROAD
                         DANBURY, CONNECTICUT 06813-1305

                               ------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 21, 2000

                               ------------------

                                 PROXY STATEMENT

                               ------------------


     This Proxy Statement, mailed to shareholders on October 6, 2000, is furnished in connection with the solicitation by the Board of Directors of FuelCell Energy, Inc., a Delaware corporation ("FuelCell"), of proxies to be voted at the Special Meeting of Shareholders to be held in Danbury, Connecticut, on November 21, 2000, and any adjournments thereof, for the purposes set forth in the accompanying notice. Each proxy will be voted with respect to all shares represented by it in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted in favor of the actions described by the proxy. Any proxy may be revoked at any time prior to exercise by written notice to the Secretary of FuelCell by the person giving the proxy.

     The cost of soliciting proxies will be borne by FuelCell. Solicitation of proxies is being made by FuelCell through the mail, in person, and by telephone. Regular employees of FuelCell may engage in such solicitation, but will not be specifically compensated for such services. FuelCell will also request brokers and other nominees to forward soliciting materials to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their expenses in forwarding such materials.

     Only shareholders of record of FuelCell common stock at the close of business on October 6, 2000 are entitled to notice of and to vote at the meeting or adjournments thereof. On October 6, 2000, FuelCell had outstanding _________ shares of common stock.

                        PROPOSED AMENDMENT TO FUELCELL'S
                    CERTIFICATE OF INCORPORATION TO INCREASE
                      THE AUTHORIZED SHARES OF COMMON STOCK
                                 TO 150,000,000

     On August 12, 2000, FuelCell's Board of Directors adopted resolutions amending, subject to shareholder approval at the special meeting, the first paragraph of Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of common stock. The revised paragraph would read as follows:

               "FOURTH:   The  total   number  of  shares  of  stock  which  the
          Corporation shall have authority to issue is as follows:

               150,000,000 shares of Common Stock, $.0001 par value (the "Common Stock"); and 250,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock").

     Of the 20,000,000 currently authorized shares of common stock, as of October 6, 2000, __________ shares of common stock were outstanding and __________ shares of common stock were required to be reserved for issuance relating to outstanding options and options available for grant. The proposed amendment to the Certificate of Incorporation would increase the number of authorized shares of common stock to 150,000,000.

     The affirmative vote of the holders of a majority of the outstanding shares of the common stock of FuelCell is sufficient for the adoption of the proposal to approve the amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the proposed amendment to the Certificate of Incorporation.


 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.
                                                              ---


                       REASONS FOR THE PROPOSED AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION

     The reasons for the proposed increase in the number of authorized shares of common stock are to make such additional shares available for future issuances for cash, as share dividends and stock splits, for acquisitions of property or stock of other corporations, upon the exercise of stock options, and for other purposes, as occasion may arise. The Board of Directors believes it is desirable that FuelCell have such additional shares available for situations in which their issuance may be suitable without the delay which would result from holding a meeting of shareholders to authorize the issuance of additional shares.

     The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock presently authorized and/or outstanding. The issuance of additional shares of common stock other than on a pro-rata basis to all holders of such stock would reduce the proportionate interest of such shareholders.

     The authorized but unissued shares of common stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of FuelCell. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. This issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations, or alter, amend, or repeal provisions of the Certificate of Incorporation. To the extent that it impedes any such attempts, the issuance of shares of common stock following the amendment may serve to perpetuate existing management.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October __, 2000 with respect to: (a) the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of FuelCell; (b) each of FuelCell's directors; (c) each of the executive officers of FuelCell; and (d) all of FuelCell's directors and executive officers as a group.

                                              SHARES OF            PERCENTAGE OF
                                               COMMON               OUTSTANDING
                                             STOCK OWNED              COMMON
NAME                                        BENEFICIALLY             STOCK (1)
----                                        ------------             ---------

Warren D. Bagatelle                                    (2)
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Thomas L. Kempner                                      (2)
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Loeb Investors Co., LXXV                               (2)
61 Broadway
New York, NY  10006

Daimler Benz affiliate
MTU-Friedrichshafen
GmbH ("MTU")
Neue Technologien, Gebaude 6.1
Zimmer 102A D-85521 Ottobrunn
Germany

James D. Gerson                                        (3)
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY  10017

Jerry D. Leitman                                       (4)

Bernard S. Baker                                       (5)              *

William A. Lawson

Christopher R. Bentley                                 (6)

                                              SHARES OF            PERCENTAGE OF
                                               COMMON               OUTSTANDING
                                             STOCK OWNED              COMMON
NAME                                        BENEFICIALLY             STOCK (1)
----                                        ------------             ---------


Hansraj C. Maru                                        (7)              *

Joseph G. Mahler                                       (8)              *

Michael Bode                                        -- (9)              *

John A. Rolls                                       --                  *

All Directors and Executive                           (10)
  Officers as a Group
  (11 persons)
------------------------------------------
* Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of the Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 658,100 shares of Common Stock.
(3) Mr. Gerson's shareholdings include 54,600 shares held by his wife, Barbara Gerson, as Custodian for two children and also includes 23,700 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.
(4) Mr. Leitman's shareholdings include currently exercisable options to purchase 225,000 shares of Common Stock.
(5)  Includes  2,750  shares owned  jointly by Dr. Baker and his wife,  Cornelia
     Baker.
(6) Mr. Bentley's shareholdings include exercisable options to purchase 18,225 shares of Common Stock, which will vest within 60 days.
(7) Dr. Maru's shareholdings include currently exercisable options to purchase 36,099 shares of Common Stock, which will vest within 60 days.
(8) Mr. Mahler's shareholdings include currently exercisable options to purchase 18,750 shares of Common Stock.
(9)  Michael Bode is an executive officer of MTU.
(10) Includes currently exercisable options to purchase 298,074 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

                                  OTHER MATTERS

     Management does not expect any matters to come before the meeting other than those to which reference is made in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                       By Order of the Board of Directors,




                                                Joseph G. Mahler
                                                   SECRETARY

PROXY                        FUELCELL ENERGY, INC.                         PROXY
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 21, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Jerry Leitman and Joseph Mahler, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Special Meeting of Shareholders to be held at the offices of FuelCell Energy, Inc., at 3 Great Pasture Road, Danbury, Connecticut, on November 21, 2000 at 11:00 a.m. and at any adjournment or postponement thereof.

1. APPROVAL OF INCREASE IN THE AUTHORIZED COMMON SHARES FROM 20,000,000 TO 150,000,000.

          [_] FOR               [_] AGAINST               [_] ABSTAIN

2. AS SUCH PROXIES MAY IN THEIR DISCRETION DETERMINE IN RESPECT OF ANY OTHER BUSINESS PROPERLY TO COME BEFORE THE MEETING (THE BOARD OF DIRECTORS KNOWING OF NO SUCH OTHER BUSINESS). THE DIRECTORS RECOMMEND A VOTE FOR ITEM
     1.                                                                 ---

UNLESS THE SHAREHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEM 1.

PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

                                     Dated _______________________________, 2000

                                     ___________________________________________

                                     ___________________________________________
                                     Signature of Shareholder(s)

                                     (Please  sign  in the  same  form  as  name
                                     appears   hereon.   Executors   and   other
                                     fiduciaries  should  indicate their titles.
                                     If signed on behalf of a corporation, give title of officer signing).


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 21, 2000.